Commitments And Contingencies	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

7.COMMITMENTS AND CONTINGENCIES

Leases

General

A lease exists when a contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.  As lessee, our leased assets primarily consist of our vehicle fleet and real estate leased for company offices and service centers.  Our leases are accounted for as operating leases for both GAAP and rate-making purposes. We generally recognize operating lease costs on a straight-line basis over the lease term in operating expenses.  We are not a lessor to any material lease contracts.

As of the lease commencement date, we recognize a lease liability for our obligation to make lease payments, which we initially measure at present value using our incremental borrowing rate at the date of lease commencement, unless the rate implicit in the lease is readily determinable. We determine our incremental borrowing rate based on the rate of interest that we would have to pay to borrow an amount equal to the lease payments on a collateralized basis over a similar term in a similar economic environment. We also record a ROU asset for our right to use the underlying asset, which is initially equal to the lease liability and adjusted for any lease payments made at or before lease commencement, lease incentives and any initial direct costs.

Some of our lease agreements contain nonlease components, which represent items or activities that transfer a good or service.  We separate lease components from nonlease components, if any, for our fleet vehicle and real estate leases for purposes of calculating the related lease liability and ROU asset.

Certain of our leases include options to extend the lease terms for up to 20 years, while others include options to terminate early. Our lease liabilities and ROU assets are based on lease terms that may include such options to extend or terminate the lease when it is reasonably certain that we will exercise that option.

Short-term Leases

Some of our contracts are short-term leases, which have a lease term of 12 months or less at lease commencement.  As allowed by GAAP, we do not recognize a lease liability or ROU asset arising from short-term leases for all existing classes of underlying assets. We recognize short-term lease costs on a straight-line basis over the lease term.

Lease Obligations, Lease Costs and Other Supplemental Data

The following tables summarize lease information on the consolidated balance sheet at December 31, 2020 and 2019.

	At December 31,
	2020	2019
Operating Leases:
ROU assets:
Operating lease ROU, third-party joint project and other assets	$132	$92

Lease liabilities:
Operating lease and other current liabilities	$29	$26
Operating lease, third-party joint project and other obligations	124	66
Total operating lease liabilities	$153	$92

Weighted-average remaining lease term (in years)	7	4
Weighted-average discount rate	2.8%	3.3%

The components of lease costs and cash paid for amounts included in the measurement of lease liabilities in 2020 and 2019 were as follows:

	Year Ended December 31,
	2020	2019
Operating lease cost:
Operating lease costs (including amounts allocated to property, plant and equipment)	$42	$40
Short-term lease costs	10	34
Total operating lease costs	$52	$74

Operating lease payments:
Cash paid for amounts included in the measurement of lease liabilities	$35	$32

The table below presents the maturity analysis of our lease liabilities and reconciliation to the present value of lease liabilities:

Year	Amount
2021	$33
2022	30
2023	23
2024	17
2025	9
Thereafter	58
Total undiscounted lease payments	170
Less imputed interest	(17)
Total operating lease obligations	$153

Capital Expenditures

As part of the Sempra Acquisition, Oncor has committed to make minimum aggregate capital expenditures equal to at least $7.5 billion over the five year period ending December 31, 2022.  Our capital expenditures from January 1, 2018 to December 31, 2020 totaled $6.4 billion.

Energy Efficiency Spending

We are required to annually invest in programs designed to improve customer electricity demand efficiencies to satisfy ongoing regulatory requirements.  The requirement for the year 2021 is $52 million, which is recoverable in rates.

Legal/Regulatory Proceedings

We are involved in various legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, should not have a material effect upon our financial position, results of operations or cash flows.

Labor Contracts

At December 31, 2020, approximately 17% of our full time employees were represented by a labor union and covered by a collective bargaining agreement that expires in October 2022.

Environmental Contingencies

We must comply with environmental laws and regulations applicable to the handling and disposal of hazardous waste.  We are in compliance with all current laws and regulations; however, the impact, if any, of changes to existing regulations or the implementation of new regulations is not determinable.  The costs to comply with environmental regulations can be significantly affected by the following external events or conditions:

•	changes to existing state or federal regulation by governmental authorities having jurisdiction over control of toxic substances and hazardous and solid wastes, and other environmental matters, and
•	the identification of additional sites requiring clean-up or the filing of other complaints in which we may be asserted to be a potential responsible party.

We have not identified any significant potential environmental liabilities at this time.